UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2008

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COROWARE, INC.

 (Exact name of registrant as specified in its charter)

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Delaware	000-33231	95-4868120
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

4056 148th Avenue NE, Redmond, WA  98052

 (Address of Principal Executive Office) (Zip Code)

(800) 641-2676

 (Registrant’s telephone number, including area code)

Copies to:

Gregory Sichenzia, Esq.

Matthew Kamen, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

On June 18, 2008, Mr. Gary McNear resigned as a member of the Board of Directors of Coroware, Inc. (the “Company”), effective immediately. There was no disagreement between the Company and Mr. McNear which led to his resignation.

On June 19, 2008, Mr. Craig Conklin resigned as a member of the Board of Directors of the Company, effective immediately. There was no disagreement between the Company and Mr. Conklin which led to his resignation.

No immediate replacements to the Board of Directors have been made.

On June 29, 2008, Ms. Linda Robison resigned as Chief Financial Officer and Corporate Secretary of the Company, effective immediately. There was no disagreement between the Company and Ms. Robison which led to her resignation.

On July 2, 2008, Mr. Martin Nielson, a member of the Board of Directors of the Company was appointed to replace Ms. Robison as Interim Chief Financial Officer until a permanent replacement is appointed.

On July 2, 2008, Mr. Jon Mandrell, Director of the Company’s Robotics and Automation Business Unit, was appointed to replace Ms. Robison as Corporate Secretary.

Jon Mandrell

Jon Mandrell has been with CoroWare for 2 years in the position as Director and Business Unit Manager for the Robotics and Automation team. He has 15 years of management experience, from technical lead to Director.Previously, Jon was senior firmware architect and lead for Vixel and Emulex Corporation, a producer of Fibre-Channel switches and hubs, where he was responsible for specifying processes and tools to be used on development projects, as well as managing requirements and high-level software architecture issues for products. This position involved significant customer contact supporting the sales team and assisting in closing sales.  Prior to Vixel and Emulex, Jon was project engineer and team lead at Medtronic Physio-Control Corporation. Designing the user interface and printer drivers on Physio's LifePak-12 product line, as well as many internal portions of the system, required Jon to become familiar with FDA-level requirements specifications and validation/verification activities. Before joining Medtronic Physio-Control Corporation, Jon worked as a consultant for Cyber Safe Corporation and as a software engineer for Performance Dynamics, Applied Microsystems Corporation, and Peripheral Technology Inc.  Jon has also been on the Board of Directors as Secretary to Lake Washington Human Services, a 501(c)(3) corporation based in Kirkland, Washington.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

By:	/s/ Lloyd Spencer
Lloyd Spencer Interim Chief Executive Officer

Date:  July 3, 2008